As filed with the Securities and Exchange Commission on March 8, 2013

UNITED STATES EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective

Amendment No. 1

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

HORIZON LINES, INC.

Additional Registrants Listed on Schedule A Hereto

(Exact name of registrant as specified in its charter)

Delaware	8011	74-3123672
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number) 4064 Colony Road Suite 200 Charlotte, North Carolina 28211 (704) 973-7000	(I.R.S. Employer Identification Number)

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Samuel A. Woodward

President and Chief Executive Officer

Horizon Lines, Inc.

4064 Colony Road

Suite 200

Charlotte, North Carolina 28211

(704) 973-7000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Christian O. Nagler

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

(212) 446-4800

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐		Accelerated filer	☐

Non-accelerated filer	☒	(Do not check if a smaller reporting company)	Smaller reporting company	☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Schedule A

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

Horizon Lines Holding Corp.	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	551112	55-0816583

Hawaii Stevedores, Inc.	HI	965 North Nimitz Highway Honolulu, Hawaii 96817	488320	99-0108338

Horizon Lines, LLC	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	483113	56-2098440

Horizon Lines of Puerto Rico, Inc.	DE	Metro Office Park Suite 400 Guaynabo, PR 00968	488310	56-2224254

Horizon Lines of Alaska, LLC	DE	1717 Tidewater Road Anchorage, AK 99501	483113	56-2267510

Horizon Lines of Guam, LLC	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	483111	20-0386469

Horizon Lines Vessels, LLC	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	541214	56-2279637

H-L Distribution Service, LLC	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	423860	20-0937637

Horizon Logistics, LLC	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	488510	59-3765785

Aero Logistics, LLC	DE	4064 Colony Road Suite 200 Charlotte, North Carolina 28211	488510	94-3409309

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

Sea-Logix, LLC	DE	200 West Manville Street, Rancho Dominguez, California 90220	484220	20-0937580

Horizon Services Group, LLC	DE	600 East Las Colinas Blvd. Suite 550 Irving, Texas 75039	541512	56-2277227

On August 26, 2011, Horizon Lines, Inc. (the “Company”) and the Company’s subsidiaries listed on Schedule A hereto (together, with the Company, the “Registrants”), filed a registration statement on Form S-4, Registration Number 333- 176520 and Nos. 333- 176520-01 through 333-176520-12, with the Securities Exchange Commission (the “SEC”), as amended pursuant to Amendment No. 1 to Form S-4 filed with the SEC on September 13, 2011, Amendment No. 2 to Form S-4 filed with the SEC on September 19, 2011, Amendment No. 3 to Form S-4 filed with the SEC on September 22, 2011, Amendment No. 4 to Form S-4 filed with the SEC on September 26, 2011, Amendment No. 5 to Form S-4 filed with the SEC on September 29, 2011, and Amendment No. 6 to Form S-4 filed with the SEC on October 3, 2011 (collectively, the “Registration Statement”), to register the following securities to be issued in connection with an exchange offer for $327,766,000 in aggregate principal amount of the Company’s 4.25% Convertible Senior Notes due 2012 (the “Exchange Offer”):

•	50,000,000 shares of the Company’s common stock (the “Common Stock”) or warrants in lieu of such shares of common stock (the “Warrants”);

•

$180,000,000 in aggregate principal amount of new 6.00% Series A Convertible Senior Secured Notes due 2017 issued by the Company and guaranteed on a senior basis by all current and future domestic subsidiaries of the Company (the “Guarantors”) (the “Series A Notes”);

•

$100,000,000 in aggregate principal amount of new 6.00% Series B Mandatorily Convertible Senior Secured Notes issued by the Company and guaranteed on a senior basis by the Guarantors (the “Series B Notes”);

•	Guarantees of the Series A Notes and Series B Notes by the Guarantors (the “Guarantees”); and

•

the Company’s common stock, warrants to purchase shares of the Company’s common stock, and Redemption Notes, each issuable upon conversion of the Series A Notes and Series B Notes or exercise of warrants to purchase shares of the Company’s common stock (together with the Common Stock, the Warrants, the Series A Notes, the Series B Notes and the Guarantees, the “Securities”).

Pursuant to the Exchange Offer, (i) 25,087,141 shares of Common Stock,(ii) 24,574,375 Warrants and (iii) $178,781,456 in aggregate principal amount of Series A Notes and $99,323,032 in aggregate principal amount of Series B Notes were issued on October 5, 2011.

As a result of the consummation of the Exchange Offer and in accordance with undertakings made by the Registrants in the Registration Statement to remove from registration, by means of a post-effective amendment, any of the securities that were registered for issuance that remain unsold at the termination of the Exchange Offer, the Registrants hereby remove from registration all of such securities of the Registrant registered but unsold under the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte, State of North Carolina, on this 8th day of March, 2013.

HORIZON LINES, INC. (Registrant)
By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Executive Vice President, Chief Financial Officer and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael T. Avara and Michael F. Zendan, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Samuel A. Woodward Samuel A. Woodward	Director, Chief Executive Officer and President (Principal Executive Officer)	March 8, 2013

/s/ Michael T. Avara Michael T. Avara	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 8, 2013

/s/ Jeffrey A. Brodsky Jeffrey A. Brodsky	Director	March 8, 2013

/s/ Kurt M. Cellar Kurt M. Cellar	Director	March 8, 2013

/s/ James LaChance James LaChance	Director	March 8, 2013

/s/ Steven L. Rubin Steven L. Rubin	Director	March 8, 2013

/s/ Martin Tuchman Martin Tuchman	Director	March 8, 2013

/s/ David N. Weinstein David N. Weinstein	Director	March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte, State of North Carolina, on this 8th day of March, 2013.

HORIZON LINES HOLDING CORP. (Registrant)
By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Executive Vice President, Chief Financial Officer and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael T. Avara and Michael F. Zendan, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Samuel A. Woodward Samuel A. Woodward	Director, Chief Executive Officer and President (Principal Executive Officer)	March 8, 2013

/s/ Michael T. Avara Michael T. Avara	Director, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 8, 2013

/s/ Michael F. Zendan II Michael F. Zendan II	Director	March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte, State of North Carolina, on this 8th day of March, 2013.

HAWAII STEVEDORES, INC. (Registrant)
By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Vice President and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael T. Avara and Michael F. Zendan, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Ali B. Nikkhoo Ali B. Nikkhoo	Director and President (Principal Executive Officer)	March 8, 2013

/s/ Michael T. Avara Michael T. Avara	Director, Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 8, 2013

/s/ Peter L. Strohla Peter L. Strohla	Director	March 8, 2013

/s/ William A. Hamlin William A. Hamlin	Director	March 8, 2013

/s/ Michael F. Zendan, II Michael F. Zendan, II	Director	March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte, State of North Carolina, on this 8th day of March, 2013.

HORIZON LINES, LLC (Registrant)
By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Executive Vice President, Chief Financial Officer and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael T. Avara and Michael F. Zendan, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Samuel A. Woodward Samuel A. Woodward	Director, Chief Executive Officer and President (Principal Executive Officer)	March 8, 2013

/s/ Michael T. Avara Michael T. Avara	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer	March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte, State of North Carolina, on this 8th day of March, 2013.

HORIZON LINES OF PUERTO RICO, INC. (Registrant)
By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael T. Avara and Michael F. Zendan, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Samuel A. Woodward Samuel A. Woodward	Director, Chairman and Chief Executive Officer (Principal Executive Officer)	March 8, 2013

/s/ Michael T. Avara Michael T. Avara	Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte, State of North Carolina, on this 8th day of March, 2013.

HORIZON LINES OF ALASKA, LLC (Registrant)
By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Treasuer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael T. Avara and Michael F. Zendan, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Marion G. Davis Marion G. Davis	Director, President and Chief Executive Officer (Principal Executive Officer)	March 8, 2013

/s/ Michael T. Avara Michael T. Avara	Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 8, 2013

/s/ Marvin R. Buchanan Marvin R. Buchanan	Director	March 8, 2013

/s/ Samuel A. Woodward Samuel A. Woodward	Director	March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte, State of North Carolina, on this 8th day of March, 2013.

HORIZON LINES OF GUAM, LLC (Registrant)
By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Vice President and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael T. Avara and Michael F. Zendan, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Ricardo F. Rodriguez Ricardo F. Rodriguez	President and Chief Executive Officer (Principal Executive Officer)	March 8, 2013

/s/ Michael T. Avara Michael T. Avara	Director, Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 8, 2013

/s/ William A. Hamlin William A. Hamlin	Director	March 8, 2013

/s/ Samuel A. Woodward Samuel A. Woodward	Director	March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte, State of North Carolina, on this 8th day of March, 2013.

HORIZON LINES VESSELS, LLC (Registrant)
By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael T. Avara and Michael F. Zendan, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Peter L. Strohla Peter L. Strohla	Director, President and Chief Executive Officer (Principal Executive Officer)	March 8, 2013

/s/ Michael T. Avara Michael T. Avara	Director and Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 8, 2013

/s/ William A. Hamlin William A. Hamlin	Director	March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte, State of North Carolina, on this 8th day of March, 2013.

H-L DISTRIBUTION SERVICE, LLC (Registrant)
By:	/s/ Catherine R. Walsh
Name:	Catherine R. Walsh
Title:	Chairman, Chief Executive Officer and President

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael T. Avara and Michael F. Zendan, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Catherine R. Walsh Catherine R. Walsh	Director, Chairman, Chief Executive Officer and President (Principal Executive Officer)	March 8, 2013

/s/ Brian C. Luke Brian C. Luke	Director, Controller and Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 8, 2013

/s/ Michael F. Zendan, II Michael F. Zendan, II	Director	March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte, State of North Carolina, on this 8th day of March, 2013.

HORIZON LOGISTICS, LLC (Registrant)
By:	/s/ Catherine R. Walsh
Name:	Catherine R. Walsh
Title:	Treasurer and Controller

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael T. Avara and Michael F. Zendan, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Samuel A. Woodward Samuel A. Woodward	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	March 8, 2013

/s/ Catherine R. Walsh Catherine R. Walsh	Treasurer and Controller (Principal Financial Officer and Principal Accounting Officer)	March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte, State of North Carolina, on this 8th day of March, 2013.

AERO LOGISTICS, LLC (Registrant)
By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael T. Avara and Michael F. Zendan, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Samuel A. Woodward Samuel A. Woodward	Director, Chairman and Chief Executive Officer (Principal Executive Officer)	March 8, 2013

/s/ Michael T. Avara Michael T. Avara	Director and Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 8, 2013

/s/ William A. Hamlin William A. Hamlin	Director	March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte, State of North Carolina, on this 8th day of March, 2013.

SEA-LOGIX, LLC (Registrant)
By:	/s/ Henry J. Bell
Name:	Henry J. Bell
Title:	Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael T. Avara and Michael F. Zendan, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Kevin D. Dietsch Kevin D. Dietsch	Director and President (Principal Executive Officer)	March 8, 2013

/s/ Henry J. Bell Henry J. Bell	Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 8, 2013

/s/ Marion G. Davis Marion G. Davis	Director	March 8, 2013

/s/ Kenneth J. Gill Kenneth J. Gill	Director	March 8, 2013

/s/ William A. Hamlin William A. Hamlin	Director	March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte, State of North Carolina, on this 8th day of March, 2013.

HORIZON SERVICES GROUP, LLC (Registrant)
By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael T. Avara and Michael F. Zendan, II, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Jeffrey R. Yeager Jeffrey R. Yeager	Director, President and Chief Executive Officer (Principal Executive Officer)	March 8, 2013

/s/ Michael T. Avara Michael T. Avara	Director and Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 8, 2013

/s/ William A. Hamlin William A. Hamlin	Director	March 8, 2013